UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811- 03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: May 31, 2010

Item 1. Schedule of Investments:

Putnam Global Natural Resources Fund

The fund's portfolio
5/31/10 (Unaudited)

COMMON STOCKS (98.2%)(a)
	Shares	Value

Chemicals (15.2%)
Agrium, Inc. (Canada)	98,700	$5,421,993
Akzo Nobel NV (Netherlands)	99,454	5,063,304
Albemarle Corp.	56,300	2,424,278
BASF SE (Germany)	152,086	7,986,560
Celanese Corp. Ser. A	166,700	4,779,289
Dow Chemical Co. (The) (S)	285,900	7,693,569
JSR Corp. (Japan)	228,200	4,121,994
Lanxess AG (Germany) (S)	117,437	4,764,170
Nitto Denko Corp. (Japan)	146,300	5,203,648
PPG Industries, Inc.	49,100	3,145,837
Shin-Etsu Chemical Co., Ltd. (Japan)	105,000	5,295,625
		55,900,267

Combined utilities (1.5%)
El Paso Corp.	472,300	5,355,882
		5,355,882

Construction (1.5%)
HeidelbergCement AG (Germany)	107,616	5,704,558
		5,704,558

Energy (oil field) (6.2%)
Cameron International Corp. (NON)	42,100	1,524,020
Global Geophysical Services, Inc. (NON)	105,427	982,580
Halliburton Co.	42,000	1,042,860
National-Oilwell Varco, Inc.	63,600	2,425,068
Schlumberger, Ltd. (S)	189,700	10,651,655
Smith International, Inc.	58,600	2,201,016
Transocean, Ltd. (Switzerland) (NON)	73,000	4,144,210
		22,971,409

Forest products and packaging (1.7%)
International Paper Co.	188,300	4,374,209
Temple-Inland, Inc.	86,100	1,819,293
		6,193,502

Metals (21.6%)
ArcelorMittal (Luxembourg)	217,876	6,575,823
BHP Billiton PLC (United Kingdom)	190,491	5,244,464
BlueScope Steel, Ltd. (Australia) (NON)	2,047,544	3,953,648
Eurasian Natural Resources Corp. (United Kingdom)	407,129	5,890,431
Freeport-McMoRan Copper & Gold, Inc. Class B	87,110	6,102,056
JFE Holdings, Inc. (Japan)	156,900	5,169,252
Rio Tinto PLC (United Kingdom)	392,015	18,082,650
Teck Resources, Ltd. Class B (Canada) (NON)	215,200	7,334,850
United Co., RUSAL PLC (Russia) (NON) (S)	720,000	673,542
United States Steel Corp. (S)	108,100	5,103,401
Vedanta Resources PLC (United Kingdom)	184,953	6,166,755
Xstrata PLC (United Kingdom)	628,755	9,197,586
		79,494,458

Oil and gas (50.5%)
Anadarko Petroleum Corp.	126,900	6,640,677
Apache Corp.	78,100	6,993,074
BG Group PLC (United Kingdom)	745,838	11,426,063
Cairn Energy PLC (United Kingdom) (NON)	1,005,640	5,838,080
Chevron Corp.	294,700	21,769,485
ConocoPhillips	50,000	2,593,000
Dana Petroleum PLC (United Kingdom) (NON)	84,174	1,276,903
EOG Resources, Inc. (S)	78,700	8,250,908
EXCO Resources, Inc.	80,800	1,393,800
Exxon Mobil Corp. (S)	257,000	15,538,220
Hess Corp.	17,000	904,400
Newfield Exploration Co. (NON) (S)	23,900	1,244,234
Nexen, Inc. (Canada)	319,760	6,992,800
Occidental Petroleum Corp.	170,306	14,051,948
OJSC Rosneft Oil Co. GDR (Russia)	162,638	1,185,178
PetroHawk Energy Corp. (NON)	249,000	4,788,270
Petroleo Brasileiro SA ADR (Brazil)	140,976	5,021,565
Petroleo Brasileiro SA ADR (Preference) (Brazil)	36,200	1,121,114
Royal Dutch Shell PLC Class A (United Kingdom)	530,524	13,957,081
Royal Dutch Shell PLC Class B (United Kingdom)	471,393	11,907,529
Santos, Ltd. (Australia)	246,596	2,572,334
St. Mary Land & Exploration Co.	24,900	1,076,676
StatoilHydro ASA (Norway) (S)	65,400	1,309,403
Technip SA (France)	111,947	7,302,798
Total SA (France) (S)	325,430	15,204,909
Tullow Oil PLC (United Kingdom)	335,645	5,411,951
Valero Energy Corp.	62,900	1,174,972
Williams Cos., Inc. (The)	126,800	2,504,300
XTO Energy, Inc.	164,432	7,027,824
		186,479,496

Total common stocks (cost $358,137,228)		$362,099,572

U.S. TREASURY OBLIGATIONS (0.2%)(a)
	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.375s,
April 15, 2011 (i)	$177,508	$180,652

U.S. Treasury Notes 2.75s, February 15, 2019 (i)	523,000	510,302

Total U.S. treasury obligations (cost $690,954)		$690,954

U.S GOVERNMENT AGENCY OBLIGATIONS (0.1%)(a)
	Principal amount	Value

Freddie Mac sr. unsec. notes 5.4s, March 17, 2021 (i)	$330,000	$374,659

Total U.S government agency obligations (cost $374,659)		$374,659

SHORT-TERM INVESTMENTS (16.7%)(a)
	Principal amount	Value

Short-term investments held as collateral for loaned
securities with yields ranging from 0.07% to 0.28% and
due dates ranging from June 1, 2010 to June 21, 2010
(d)	$59,906,118	$59,904,659
U.S. Treasury Bills with an effective yield of 0.34%,
June 10, 2010 (SEGSF)	35,000	34,997
U.S. Treasury Bills with an effective yield of 0.20%,
July 15, 2010 (SEGSF)	150,000	149,963
U.S. Treasury Bills with effective yields ranging from
0.26% to 0.29%, March 10, 2011 (SEGSF)	659,000	657,371
U.S. Treasury Bills with effective yields ranging from
0.26% to 0.27%, December 16, 2010 (SEGSF)	442,000	441,354
U.S. Treasury Bills with effective yields ranging from
0.23% to 0.24%, November 18, 2010 (SEGSF)	474,000	473,112

Total short-term investments (cost $61,662,051)		$61,661,456

TOTAL INVESTMENTS

Total investments (cost $420,864,892) (b)		$424,826,641

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/10 (aggregate face value $104,279,099) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$25,177,958	$27,536,709	6/17/10	$(2,358,751)
British Pound	8,972,619	9,382,744	6/17/10	(410,125)
Canadian Dollar	33,706,593	34,600,286	6/17/10	(893,693)
Euro	8,133,624	8,582,993	6/17/10	(449,369)
Hong Kong Dollar	116,770	117,067	6/17/10	(297)
Japanese Yen	16,095,991	15,443,155	6/17/10	652,836
Norwegian Krone	2,820,341	2,964,833	6/17/10	(144,492)
Swedish Krona	1,110,951	1,185,168	6/17/10	(74,217)
Swiss Franc	4,190,260	4,466,144	6/17/10	(275,884)

Total				$(3,953,992)

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/10 (aggregate face value $88,572,293) (Unaudited)
				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$6,342,533	$6,869,887	6/17/10	$527,354
British Pound	36,974,744	38,587,926	6/17/10	1,613,182
Canadian Dollar	4,871,642	4,917,804	6/17/10	46,162
Euro	17,917,877	19,136,917	6/17/10	1,219,040
Hong Kong Dollar	3,129,117	3,137,121	6/17/10	8,004
Japanese Yen	16,569,804	15,921,992	6/17/10	(647,812)
Singapore Dollar	640	646	6/17/10	6

Total				$2,765,936

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/10 (Unaudited)

			Fixed payments	Total return
Swap		Termination	received (paid) by	received by	Unrealized
counterparty	Baskets	date	fund per annum	or paid by fund	appreciation

Goldman Sachs International
	17,161	4/12/11	(1 month USD-	A basket	$24,460
			LIBOR-BBA)	(GSGLPMIN)
				of common stocks

Total					$24,460

Key to holding's abbreviations

ADR American Depository Receipts

GDR Global Depository Receipts

OJSC Open Joint Stock Company

Notes to the fund's portfolio

Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from September 1, 2009 through May 31, 2010 (the reporting period).

(a) Percentages indicated are based on net assets of $368,769,453.

(b) The aggregate identified cost on a tax basis is $431,113,673, resulting in gross unrealized appreciation and depreciation of $30,770,877 and $37,057,909, respectively, or net unrealized depreciation of $6,287,032.

(NON) Non-income-producing security.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At the close of the reporting period, the value of securities loaned amounted to $56,882,790. The fund received cash collateral of $59,904,659 which is pooled with collateral of other Putnam funds into 24 issues of short-term investments.

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC (Putnam Management), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $9,042 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $95,548,594 and $106,653,184, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, liquid assets totaling $3,340,696 have been segregated to cover certain derivatives contracts.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	43.2%
United Kingdom	26.0
France	6.2
Japan	5.4
Canada	5.4
Germany	5.1
Luxembourg	1.8
Australia	1.8
Brazil	1.7
Netherlands	1.4
Switzerland	1.1
Russia	0.5
Norway	0.4

Total	100.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The fund had an average contract amount of approximately $160,400,000 on forward currency contracts for the reporting period.

Total return swap contracts: The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. The fund had an average notional amount of approximately $700,000 on total return swap contracts for the reporting period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $709,929 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At the close of the reporting period, the fund had a net liability position of $3,378,927 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $1,757,311.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Basic materials	$48,198,775	$99,094,010	$--

	Energy	132,058,676	77,392,229	--

	Utilities and power	5,355,882	--	--

Total common stocks		185,613,333	176,486,239	--

U.S. government agency obligations		--	374,659	--

U.S. treasury obligations		--	690,954	--

Short-term investments		--	61,661,456	--

Totals by level		$185,613,333	$239,213,308	$--

			Valuation inputs

Other financial instruments:		Level 1	Level 2	Level 3

Forward currency contracts to buy		$--	$(3,953,992)	$--

Forward currency contracts to sell		--	2,765,936	--

Total return swap contracts		--	24,460	--

Totals by level		$--	$(1,163,596)	$--

At the start and/or close of the reporting period, Level 3 other financial instruments were not considered a significant portion of the fund's portfolio.

Market Values of Derivative Instruments as of the close of the reporting period

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	$4,083,661	$5,271,717

Equity contracts	24,460	--

Total	$4,108,121	$5,271,717

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: July 29, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: July 29, 2010